UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, DC 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported): June 14, 2021 (June 9, 2021)

MACK-CALI REALTY CORPORATION

(Exact Name of Registrant as Specified in Charter)

Maryland	1-13274	22-3305147
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

Harborside 3, 210 Hudson St., Ste. 400,

Jersey City, New Jersey 07311

(Address of Principal Executive Offices) (Zip Code)

(732) 590-1010

(Registrant’s telephone number, including area code)

MACK-CALI REALTY, L.P.

(Exact Name of Registrant as Specified in Charter)

Delaware	333-57103	22-3315804
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

Harborside 3, 210 Hudson St., Ste. 400,

Jersey City, New Jersey 07311

(Address of Principal Executive Offices) (Zip Code)

(732) 590-1010

(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities Registered Pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, par value $0.01	CLI	New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).    Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Item 5.02	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

On June 9, 2021, the Board of Directors (the “Board”) of Mack-Cali Realty Corporation (the “Company”), the general partner of Mack-Cali Realty, L.P. through which the Company conducts its business, appointed Anna Malhari as Executive Vice President and Chief Operating Officer of the Company. The appointment is effective as of June 9, 2021 (the “Effective Date”).

Ms. Malhari, age 36, has served as the Company’s Senior Vice President and Chief Administrative Officer since March 2021. Prior to joining the Company, she served as an Associate Vice President and Vice President of Colony Capital, Inc. from 2017 to 2019, where she was responsible for NorthStar Realty Europe Corp’s (NYSE: NRE) capital markets activity and was closely involved in the company’s investment and management activities. Prior to joining Colony Capital, Ms. Malhari held various investment positions at Northstar Asset Management Group from 2014 to 2017 and Peakside Capital from 2011 to 2014. Ms. Malhari is AIEMA Associate member and holds a CEMS Double Degree Master in International Management from the Business University in Prague and the University of Cologne.

There is no arrangement between Ms. Malhari and any other persons in connection with Ms. Malhari’s appointment as Chief Operating Officer (other than the Employment Agreement, as defined and described below), and Ms. Malhari has no family relationship with any director or executive officer of the Company. Ms. Malhari has no direct or indirect material interest in any transaction with the Company that is reportable under Item 404(a) of Regulation S-K, nor have any such transactions been proposed.

Based on the recommendations of the executive compensation and option committee (the “Compensation Committee”) of the Board, the Board approved, and Mack-Cali UK Ltd., a wholly owned subsidiary of Mack-Cali Realty, L.P., and the Company entered into, an amended and restated employment agreement dated as of June 9, 2021 with Ms. Malhari (the “Employment Agreement”) that provides as follows:

•	An initial term ending December 31, 2023, commencing on the Effective Date, subject to automatic annual renewals thereafter unless earlier terminated;

•	An annual base salary of $300,000, subject to potential merit increases (but not decreases) each year;

•	A target annual bonus opportunity of 100% of base salary (the “Target Bonus”), with a threshold bonus of 50% of the Target Bonus, and a maximum bonus of 150% of the Target Bonus, based on performance goals to be established annually by the Compensation Committee;

•	Promptly following the Effective Date, Ms. Malhari will be granted a one-time long-term incentive compensation award with a grant date fair value of $100,000, with 50% of such award subject to time-based vesting conditions and 50% of such award subject to performance-based vesting conditions;

•	In addition to standard employee benefits (including health coverage for Ms. Malhari and her dependents in the U.S. and the U.K, not to exceed a cost to the Company of $25,000 per year), and, in the event that Ms. Malhari relocates her principal residence to the Jersey City, New Jersey metropolitan area, reimbursement for relocation costs up to $50,000 in the aggregate.

•	Upon a termination on account of death or disability, Ms. Malhari, or her beneficiaries in the case of death, will receive accrued and unpaid base salary, and expense reimbursement and benefits under the applicable health and welfare plans through the termination date, a prorated Target Bonus for the year of termination. Outstanding equity awards will be treated in accordance with their terms.

•	Upon a termination without “cause” (as defined in the Employment Agreement) or by Ms. Malhari for “good reason” (as defined in the Employment Agreement), subject to execution of a release of claims, Ms. Malhari will be entitled to (i) cash severance equal to 1.5 times (the “Multiplier”) the sum of her base salary and Target Bonus, paid in a lump sum as soon as practicable following the date of termination, but, if such termination occurs within the period commencing 3 months prior to a “change in control” (as defined in the Employment Agreement) and ending 1 year following a “change in control,” the Multiplier will increase to 2.0 times; (ii) up to 18 months of continued medical coverage for Ms. Malhari and her dependents; (iii) accelerated vesting of time-based equity awards; and (iv) eligibility to vest in a prorated amount of outstanding performance-based equity awards, based on the amount of time Ms. Malhari remained employed during the applicable performance period and actual performance over the applicable performance period.

Under the Employment Agreement, Ms. Malhari will be subject to certain restrictive covenants, including non-competition and non-solicitation covenants during her employment and for 1 year following termination of employment, and perpetual confidentiality and non-disparagement covenants.

The foregoing summary of the Employment Agreement does not purport to be complete and is qualified in its entirety by the full text of the Employment Agreement, which is attached to this Current Report on Form 8-K as Exhibit 10.1 and incorporated herein by this reference.

Item 5.07	Submission of Matters to a Vote of Security Holders.

(a)        On June 9, 2021, the Company held the 2021 annual meeting of the Company’s stockholders (the “Annual Meeting”) to (i) elect eight members of the Board, (ii) to approve the amended and restatement of the Company’s 2013 Incentive Stock Plan, (iii) hold a non-binding advisory vote to approve the compensation of the Company’s named executive officers, as set forth in the Company’s proxy statement for the Annual Meeting, and (iv) ratify the appointment of the Company’s independent registered public accounting firm for the fiscal year ending December 31, 2021.

(b)        At the Annual Meeting, the Company’s stockholders elected the following eight directors, each to serve a one-year term ending at the Company’s annual meeting of stockholders to be held in 2022 and until their respective successors are elected and qualified:

	For	Withheld	Broker Non-Votes
Alan R. Batkin	61,357,672	1,149,064	15,297,852
Frederic Cumenal	61,764,841	741,895	15,297,852
Tammy K. Jones	61,934,310	572,426	15,297,852
A. Akiva Katz	61,725,372	781,364	15,297,852
Nori Gerardo Lietz	62,104,627	402,109	15,297,852
Victor B. MacFarlane	62,350,682	156,054	15,297,852
Mahbod Nia	62,355,710	151,026	15,297,852
Howard S. Stern	61,825,042	681,694	15,297,852

The Company’s stock holders also voted upon and approved the proposal to amend and restate the Company’s 2013 Incentive Stock Plan (Number of shares for: 60,289,899, Number of shares against: 1,759,167, Number of shares abstained: 457,670, Number of Broker Non-Votes: 15,297,852).

The Company’s stockholders, on a non-binding advisory basis, also voted upon and approved the compensation of the Company’s named executive officers, as set forth in the Company’s proxy statement for the Annual Meeting (Number of shares for: 59,697,140, Number of shares against: 2,328,280, Number of shares abstained: 481,316, Number of Broker Non-Votes: 15,297,852).

The Company’s stockholders also voted upon and approved the ratification of the appointment of PricewaterhouseCoopers LLP as the Company’s independent registered public accounting firm for the fiscal year ending December 31, 2021 (Number of shares for: 76,530,666, Number of shares against: 1,250,208, Number of shares abstained: 23,714).

Item 9.01	Financial Statements and Exhibits

(d)  Exhibits

Exhibit Number	Exhibit Title
10.1	Amended and Restated Employment Agreement dated as of June 9, 2021, by and among Anna Malhari, Mack-Cali UK Ltd. And Mack-Cali Realty Corporation.
104.1	Cover Page Interactive Data File (embedded within the Inline XBRL document).

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, each Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

MACK-CALI REALTY CORPORATION

Dated: June 14, 2021	By:	/s/ Gary T. Wagner
Gary T. Wagner
General Counsel and Secretary

MACK-CALI REALTY, L.P.

	By:	Mack-Cali Realty Corporation, its general partner

Dated: June 14, 2021	By:	/s/ Gary T. Wagner
Gary T. Wagner
General Counsel and Secretary